SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 18, 2008

ProAssurance Corporation
(Exact name of registrant as specified in its charter)

Delaware                                        001-16533                                        63-1261433
(State of Incorporation)                                                                                     (Commission File No.)(IRS Employer I.D. No.)

100 Brookwood Place, Birmingham, Alabama                                                                                                                35209
  (Address of Principal Executive Office )                                                                                         (Zip code)

Registrant’s telephone number, including area code:     (205)  877-4400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-(c) under the Exchange Act (17CFR 240.13e-(c))

Item 7.01                           Regulation FD Disclosure

We are furnishing presentation materials we will be using for investor meetings during November and December 2008, including the Oppenheimer Best Ideas Conference on November 18, 2008. We expressly disclaim any obligation to update these materials and caution that they are only accurate on the date they are presented. The inclusion of any data or statements in this presentation does not signify that the information is considered material.

Item 9.01	Financial Statements and Exhibits

99.1	Presentation materials to be used for investor meetings during November and December 2008, as well as at the Oppenheimer Best Ideas Conference on November 18, 2008.

We are furnishing the exhibit to this Form 8-K in accordance with item 7.01. The exhibit shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 18, 2008

PROASSURANCE CORPORATION

By:  /s/ Frank B. O’Neil
-----------------------------------------------------
Frank B. O’Neil
Senior Vice-President